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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  September 20, 2002

                        Commission File Number 000-23087

                    Startec Global Communications Corporation
             (Exact name of Registrant as specified in its charter)

          Delaware                                      52-2099559
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
Incorporation or organization)

     1151 Seven Locks Road
          Potomac, MD                                     20854
(Address of Principal Executive Offices)                (Zip Code)

                                 (301) 610-4300
              (Registrant's telephone number, including area code)

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Item 5.  Other Events.

On September 20, 2002, Startec Global Communications Corporation, Startec Global
Operating Company and Startec Global Licensing  Company,  debtors-in-possession, in Chapter 11 Case Nos. 01-25013 DK, 01-25009 DK and 01-25010 DK,  respectively, filed  monthly  operating  reports for the month ended  August 31, 2002 with the
United States Bankruptcy Court for the District of Maryland Office of the United
States  Trustee,  copies of which are filed herewith as exhibits 99.1,  99.2 and
99.3,  respectively.  The  Company is filing  this  Current  Report on Form 8-K, together  with the  aforementioned  exhibits  with the  Securities  and Exchange
Commission.

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit  99.1 - Monthly  Operating Report of
Startec Global Communications
Corporation for the month ending August 31, 2002.

Exhibit  99.2 -  Monthly  Operating  Report of
Startec Global Operating Company for the month ending August 31, 2002.

Exhibit  99.3 - Monthly  Operating  Report of
Startec Global Licensing Company for the month ending August 31, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company
has duly  caused  this  report to the  signed on its  behalf by the  undersigned hereunto duly authorized.

                                       For
                                       Startec Global Communications Corporation
                                       and as its Chief Financial Officer:

                                       By: /s/ Prabhav V. Maniyar

Date:  October 9, 2002